Exhibit 10.15

Fifth Amended and Restated Rent Supplement

(ERCOT Transmission Lease)

February 26, 2016

This Fifth Amended and Restated Rent Supplement (this “Fifth Amended Supplement”) between Sharyland Distribution and Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on February 26, 2016, to memorialize supplements to the ERCOT Transmission Lease (as defined below), effective as of January 1, 2016. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the ERCOT Transmission Lease.

WHEREAS, Lessor and Lessee are Parties to a Lease Agreement (ERCOT Transmission Assets) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “ERCOT Transmission Lease”);

WHEREAS, on December 31, 2015 the Parties executed a Fourth Amended and Restated Rent Supplement (ERCOT Transmission Lease) effective as of January 1, 2016 (the “Fourth Amended Supplement”); and

WHEREAS, the Incremental CapEx for 2015 was different than expected by the Fourth Amended Supplement and the Parties wish to effect a Rent Validation (as set forth in Section 3.2(c) of the ERCOT Transmission Lease) and to amend and restate the Fourth Amended Supplement to memorialize the effect of such difference; and

WHEREAS, as a result of this Rent Validation, a one-time payment set forth below is owed by Lessee and will be paid within 30 days after execution hereof.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.The Fourth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2.The ERCOT Transmission Lease, except as supplemented by this Fifth Amended Supplement, shall remain in full force and effect.

Incremental CapEx:
	2014	$ 18,470,677
	2015	$ 22,517,350*
	2016	$ 9,237,495**

* Represents the validated amount of 2015 transmission Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease, and, as part of this Rent Validation, the amount and weighted average in-service date of 2015 transmission Incremental CapEx has been restated to $22,517,350 with a weighted average in-service date of August 1, 2015.  The amount of 2015 transmission Incremental CapEx included in the Fourth Amended Supplement was $17,000,000, with a weighted average in-service date of September 1, 2015.

ERCOT Transmission Lease

** Represents the aggregate amount of transmission Incremental CapEx the Parties expect to be placed in service in 2016.  Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Fourth Amended Supplement.  Of the 2016 Incremental CapEx, an aggregate of $4,244,655 is expected to be in service as of the balance sheet date reflected in Lessee’s first 2016 Regulatory Order (“First 2016 CapEx”), an aggregate of $2,086,871 is expected to be in service as of the balance sheet date reflected in Lessee’s second 2016 Regulatory Order (“Second 2016 CapEx”), and an aggregate of $2,905,968 is expected to be placed in service throughout the remainder of 2016 (“2016 Stub-Year CapEx”).  A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s application for updated wholesale transmission rates or (ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates.  The Parties expect the First 2016 CapEx, Second 2016 CapEx, and 2016 Stub-Year CapEx, collectively, to have a weighted average in-service date of June 1, 2016.  The Parties expect the first 2016 Regulatory Order to be effective on June 1, 2016, the second 2016 Regulatory Order to be effective on October 1, 2016, and the first 2017 Regulatory Order to be effective on March 1, 2017.  The Parties agree that any Rent Validation (within the meaning of the ERCOT Transmission Lease) with respect to First 2016 CapEx, Second 2016 CapEx, or 2016 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the ERCOT Transmission Lease.

Lessee CapEx:
	2014	$ 0
	2015	$ 0
	2016	$ 0

Base Rent:
	2014	$ 484,276
	2015	$2,477,452#
	2016	$4,547,412##
	2017	$4,789,842###
	2018	$4,654,206
	2019	$4,483,257
	2020	$4,323,002
	2021	$4,170,944
	2022	$4,023,029

# Represents the “validated” amount of 2015 Base Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease and, as part of this Rent Validation, the amount of 2015 Base Rent has been restated.  The amount of 2015 Base Rent included in the Fourth Amended Supplement was $2,219,582, comprised of 2015 Base Rent payments of $158,795 paid on the 15th day of each month beginning on March 15, 2015 through May 15, 2015 (with respect to January 2015 through March 2015), Base Rent payments of $160,497 on the 15th day of each month beginning on June 15, 2015 through December 15, 2015 (with respect to April 2015 through October 2015), and Base Rent payments of $309,857 on each of January 15, 2016 and February 15, 2016 (with respect to November and December 2015).  Lessee will pay Lessor $257,870 (which is the difference between the amount set forth as 2015 Base Rent above ($2,477,452) and the aggregate amount of monthly Base Rent set forth in this footnote ($2,219,582)) as a validation payment within 30 days of the date hereof (as set forth under “Validation Payment” below).

## Lessee will make a monthly 2016 Base Rent payment of $355,151 on the 15th day of each month beginning on March 15, 2016 through August 15, 2016 (with respect to January 2016 through June 2016).  Lessee will then make a monthly 2016 Base Rent payment of $396,049 on the 15th day of each month beginning on September 15, 2016 through December 15, 2016 (with respect to July 2016 through October 2016), with the increase in monthly Base Rent reflecting First 2016 CapEx and commencing July 1, 2016, which is 30 days after approval of Lessee’s first 2016 Regulatory Order.  Lessee will then make a monthly 2016 Base Rent payment of $416,155 on each of January 15, 2017 and February 15, 2017 (with respect to November 2016 and December 2016), with the increase in monthly Base Rent reflecting Second 2016 CapEx and commencing November 1, 2016, which is 30 days after approval of Lessee’s second 2016 Regulatory Order.

ERCOT Transmission Lease

### Lessee will make a monthly 2017 Base Rent payment of $379,093 on the 15th day of each month beginning on March 15, 2017 through May 15, 2017 (with respect to January 2017 through March 2017).  Lessee will then make a 2017 Base Rent payment of $405,841 on the 15th day of each month beginning on June 15, 2017 through February 15, 2018 (with respect to April 2017 through December 2017), with the increase in monthly Base Rent reflecting 2016 Stub-Year CapEx and commencing April 1, 2017, which is 30 days after approval of Lessee’s first 2017 Regulatory Order.

Percentage Rent Percentages:
	2014	35.8%
	2015	35.1%#
	2016	31.1%
	2017	28.2%
	2018	27.2%
	2019	26.2%
	2020	25.3%
	2021	24.4%
	2022	23.5%

# Represents the “validated” percentage applicable to 2015 Percentage Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease and, as part of this Rent Validation, the 2015 percentage has been restated.  The 2015 percentage included in the Fourth Amended Supplement was 35.1% (i.e., even though the percentage has not changed it has been “validated” pursuant to this Rent Validation).

Annual Percentage Rent
Breakpoints:
	2014	$ 484,276
	2015	$2,477,452#
	2016	$4,608,413*
	2017	$4,818,146**
	2018	$4,654,206
	2019	$4,483,257
	2020	$4,323,002
	2021	$4,170,944
	2022	$4,023,029

# Represents the “validated” 2015 Annual Percentage Rent Breakpoint, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the ERCOT Transmission Lease and, as part of this Rent Validation, the 2015 Annual Percentage Rent Breakpoint has been restated.  The 2015 Annual Percentage Rent Breakpoint included in the Fourth Amended Supplement was $2,219,582.

* The 2016 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2016 Regulatory Order and the second 2016 Regulatory Order, as well as the amount of First 2016 CapEx and Second 2016 CapEx.

** The 2017 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2016 Regulatory Order, the second 2016 Regulatory Order, and the first 2017 Regulatory Order, as well as the amount of First 2016 CapEx, Second 2016 CapEx, and 2016 Stub-Year CapEx.

Revenues Attributable to
Lessee CapEx:
	2014	$ 0
	2015	$ 0
	2016	$ 0
	2017	$ 0
	2018	$ 0
	2019	$ 0
	2020	$ 0
	2021	$ 0
	2022	$ 0

ERCOT Transmission Lease

Validation Payment:  As a result of the validation described above, pursuant to Section 3.2(c) of the ERCOT Transmission Lease, Lessee will pay Lessor $167,358 within 30 days following execution hereof of which $257,870 is attributable to the validation of Base Rent and $(90,512) is attributable to the validation of Percentage Rent.

ERCOT Transmission Rate

Allocation:	before October 3, 2014: 0%
between October 3, 2014 and March 31, 2015: 2.1%
between April 1, 2015 and October 31, 2015: 2.1%
between November 1, 2015 and June 1, 2016: 3.6%
between June 1, 2016 and October 1, 2016: 4.5%
starting October 1, 2016: 4.5%

Term of Rent Supplement:	Expires 12/31/22

ERCOT Transmission Lease

The Parties have executed this Fifth Amended Supplement to the ERCOT Transmission Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Chief Financial Officer

SHARYLAND DISTRIBUTION &
TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Chief Financial Officer

ERCOT Transmission Lease